                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


                                 --------------

                  I, JOHN C. MAC FARLANE, do hereby constitute and appoint JOHN
D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Chief Executive Officer and Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2001, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  January 28, 2002.



                                        /s/ John C. MacFarlane
                                   --------------------------------
                                            John C. MacFarlane

In Presence of:



         Penny Mosher
------------------------------------



         Diane Merz
------------------------------------

                                POWER OF ATTORNEY

                                 --------------


                  I, KEVIN MOUG, do hereby constitute and appoint JOHN D. ERICKSON my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Chief Financial Officer and Treasurer of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2001, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  February 6, 2002.



                                      /s/ Kevin Moug
                                --------------------------------
                                          Kevin Moug

In Presence of:



         Susan Sorenson
------------------------------------



         Lauris N. Molbert
------------------------------------

                                POWER OF ATTORNEY

                                 --------------


                  I, THOMAS M. BROWN, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2001, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  January 28, 2002.



                                              /s/ Thomas M. Brown
                                          --------------------------------
                                                  Thomas M. Brown

In Presence of:



         Donna M. Hull
------------------------------------



         Vivian J. Brown
------------------------------------

                                POWER OF ATTORNEY

                                 --------------


                  I, DENNIS R. EMMEN, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2001, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  January 28, 2002.



                                                  /s/ Dennis R. Emmen
                                            ----------------------------------
                                                      Dennis R. Emmen

In Presence of:



         Penny Mosher
------------------------------------



         Diane Merz
------------------------------------

                                POWER OF ATTORNEY

                                 --------------


                  I, MAYNARD D. HELGAAS, do hereby constitute and appoint JOHN
D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2001, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  January 29, 2002.



                                                   /s/ Maynard D. Helgaas
                                           -------------------------------------
                                                       Maynard D. Helgaas

In Presence of:



         Sherri E. Olson
------------------------------------



         Julie Dunwoodie
------------------------------------

                                POWER OF ATTORNEY

                                 --------------


                  I, ARVID LIEBE, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2001, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  January 28, 2002.



                                                /s/ Arvid Liebe
                                       --------------------------------------
                                                    Arvid Liebe

In Presence of:



         Carol Kichberg
------------------------------------



         Kathy Schweer
------------------------------------

                                POWER OF ATTORNEY

                                 --------------


                  I, KENNETH L. NELSON, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2001, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  January 30, 2002.



                                                   /s/ Kenneth L. Nelson
                                          -------------------------------------
                                                       Kenneth L. Nelson

In Presence of:



         Mike Holper
------------------------------------



         Wayne Cagheny
------------------------------------

                                POWER OF ATTORNEY

                                 --------------


                  I, NATHAN PARTAIN, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2001, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  January 29, 2002.



                                                /s/ Nathan Partain
                                    -----------------------------------------
                                                    Nathan Partain

In Presence of:



         Gary Spies
------------------------------------



         John Erickson
------------------------------------

                                POWER OF ATTORNEY

                                 --------------


                  I, GARY SPIES, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2001, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  February 4, 2002.



                                                  /s/ Gary Spies
                                         ------------------------------------
                                                      Gary Spies

In Presence of:



         John Erickson
------------------------------------



         Lauris N. Molbert
------------------------------------

                                POWER OF ATTORNEY

                                 --------------


                  I, ROBERT N. SPOLUM, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2001, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  February 4, 2002.



                                             /s/ Robert N. Spolum
                                     ---------------------------------------
                                                 Robert N. Spolum

In Presence of:



         Francine C. Johnson
------------------------------------



         Nancy M. Mazzella
------------------------------------